Exhibit 10.2(b)

Schedule of Secured Convertible Notes (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind during the three months ended March 31, 2006



                                                                   Conversion
      Issue Date           Due Date             Principal           Price (a)
      ----------           --------             ---------          -----------
       01/12/06            07/12/06           $ 31,637,249           $0.0100
       02/07/06            08/07/06             15,653,600           $0.0100
       02/13/06            08/13/06             27,034,868           $0.0100
       03/10/06            09/10/06              1,465,413           $0.0100

                                             ----------------
                                              $ 75,791,130
                                             ================

     (a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the two-day period comprised of the date of the note and the preceding date; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.